Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of IH1 Holdco L.P., IH PP Holdco L.P., IH2-A Holdco L.P., IH3 Holdco L.P., IH4 Holdco L.P., IH5 Holdco L.P., IH6 Holdco L.P., IH1 Holdco GP LLC, IH PP Holdco GP LLC, IH2-A Holdco GP LLC, IH3 Holdco GP LLC, IH4 Holdco GP LLC, IH5 Holdco GP LLC, IH6 Holdco GP LLC, Invitation Homes Parent L.P., Preeminent Parent L.P., Invitation Homes 2-A L.P., Invitation Homes 3 Parent L.P., Invitation Homes 4 Parent L.P., Invitation Homes 5 Parent L.P., Invitation Homes 6 Parent L.P., Invitation Homes GP Parent LLC, Invitation Homes 2 GP LLC, Invitation Homes 3 GP Parent LLC, Invitation Homes 4 GP Parent LLC, Invitation Homes 5 GP Parent LLC, Invitation Homes 6 GP Parent LLC, THR Investor LLC, IH2 Investor L.P., BREP IH3 Holdings LLC, BTO IH3 Holdings L.P., BREP IH4 Holdings LLC, BREP IH5 Holdings LLC, BREP IH6 Holdings LLC, Blackstone Real Estate Partners VII-NQ L.P., Blackstone Real Estate Partners VII.TE.1-NQ L.P., Blackstone Real Estate Partners VII.TE.2-NQ L.P., Blackstone Real Estate Partners VII.TE.3-NQ L.P., Blackstone Real Estate Partners VII.TE.4-NQ L.P., Blackstone Real Estate Partners VII.TE.5-NQ L.P., Blackstone Real Estate Partners VII.TE.6-NQ L.P., Blackstone Real Estate Partners VII.TE.7-NQ L.P., Blackstone Real Estate Partners VII.TE.8-NQ L.P., Blackstone Real Estate Partners VII.F-NQ (AV) L.P., Blackstone Real Estate Associates VII-NQ L.P., BREA VII-NQ L.L.C., Blackstone Real Estate Holdings VII-NQ L.P., Blackstone Real Estate Holdings VII-NQ-ESC L.P., Blackstone Family Real Estate Partnership VII-SMD L.P., BREP VII-NQ Side-by-Side GP L.L.C., Blackstone Family GP L.L.C., Blackstone Real Estate Associates VII L.P., BREA VII L.L.C., Blackstone Real Estate Partners VII L.P., BTO IH3 Manager L.L.C., BTOA L.L.C., Blackstone Holdings II L.P., Blackstone Holdings I/II GP Inc., Blackstone Holdings III L.P., Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management L.L.C., The Blackstone Group L.P., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Invitation Homes Inc., a Maryland corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February 2018.

IH1 HOLDCO L.P.
By: IH1 Holdco GP LLC, its general partner

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH PP HOLDCO L.P.
By: IH PP Holdco GP LLC, its general partner

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH2-A HOLDCO L.P.
By: IH2-A Holdco GP LLC, its general partner

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

IH3 HOLDCO L.P.
By: IH3 Holdco GP LLC, its general partner

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH4 HOLDCO L.P.
By: IH4 Holdco GP LLC, its general partner

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH5 HOLDCO L.P.
By: IH5 Holdco GP LLC, its general partner

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH6 HOLDCO L.P.
By: IH6 Holdco GP LLC, its general partner

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH1 HOLDCO GP LLC

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH PP HOLDCO GP LLC

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH2-A HOLDCO GP LLC

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH3 HOLDCO GP LLC

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

IH4 HOLDCO GP LLC

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH5 HOLDCO GP LLC

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

IH6 HOLDCO GP LLC

By:	/s/ Michael Lascher
Name:	Michael Lascher
Title:	Managing Director

INVITATION HOMES PARENT L.P.
By: Invitation Homes GP Parent LLC, its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

PREEMINENT PARENT L.P.
By: Invitation Homes 2 GP LLC, its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 2-A L.P.
By: Invitation Homes 2 GP LLC, its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 3 PARENT L.P.
By: Invitation Homes 3 GP Parent LLC, its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 4 PARENT L.P.
By: Invitation Homes 4 GP Parent LLC, its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

INVITATION HOMES 5 PARENT L.P.
By: Invitation Homes 5 GP Parent LLC, its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 6 PARENT L.P.
By: Invitation Homes 6 GP Parent LLC, its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES GP PARENT LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 2 GP LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 3 GP PARENT LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 4 GP PARENT LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 5 GP PARENT LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

INVITATION HOMES 6 GP PARENT LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

THR INVESTOR LLC

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

IH2 INVESTOR L.P.
By: Blackstone Real Estate Associates VII L.P., its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BREP IH3 HOLDINGS LLC
By: Blackstone Real Estate Partners VII L.P., its managing member
By: Blackstone Real Estate Associates VII L.P., its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BTO IH3 HOLDINGS L.P.
By: BTO IH3 Manager L.L.C., its general partner
By: BTOA L.L.C., its managing member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BREP IH4 HOLDINGS LLC
By: Blackstone Real Estate Partners VII L.P., its managing member
By: Blackstone Real Estate Associates VII L.P., its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BREP IH5 HOLDINGS LLC
By: Blackstone Real Estate Partners VII L.P., its managing member
By: Blackstone Real Estate Associates VII L.P., its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

BREP IH6 HOLDINGS LLC
By: Blackstone Real Estate Partners VII L.P., its managing member
By: Blackstone Real Estate Associates VII L.P., its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.1-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.2-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.3-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

BLACKSTONE REAL ESTATE PARTNERS VII.TE.4-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.5-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.6-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.7-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII.TE.8-NQ L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

BLACKSTONE REAL ESTATE PARTNERS VII.F-NQ (AV) L.P.
By: Blackstone Real Estate Associates VII-NQ L.P., its general partner
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE ASSOCIATES VII-NQ L.P.
By: BREA VII-NQ L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BREA VII-NQ L.L.C.

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE HOLDINGS VII-NQ L.P.
By: BREP VII-NQ Side-by-Side GP L.L.C.

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE HOLDINGS VII-NQ-ESC L.P.
By: BREP VII-NQ Side-by-Side GP L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE FAMILY REAL ESTATE PARTNERSHIP VII-SMD L.P.
By: Blackstone Family GP L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BREP VII-NQ SIDE-BY-SIDE GP L.L.C.

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

[Invitation Homes Inc. – Joint Filing Agreement]

BLACKSTONE FAMILY GP L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE REAL ESTATE ASSOCIATES VII L.P.
By: BREA VII L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BREA VII L.L.C.

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VII L.P.
By: Blackstone Real Estate Associates VII L.P., its general partner
By: BREA VII L.L.C., its general partner

By:	/s/ Anthony W. Beovich
Name:	Anthony W. Beovich
Title:	Managing Director

BTO IH3 MANAGER L.L.C.
By: BTOA L.L.C., its managing member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BTOA L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS II L.P.
By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

[Invitation Homes Inc. – Joint Filing Agreement]

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[Invitation Homes Inc. – Joint Filing Agreement]